Exhibit 10.23

FOURTH AMENDMENT TO PILOT MINING TEST AGREEMENT AND SECOND AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

This Fourth Amendment to Pilot Mining Test Agreement and Second Amendment to Strategic Alliance Agreement and (“Fourth Amendment”) is effective as of June 30, 2021, and is entered into by and among DeepGreen Engineering Pte Ltd (“DeepGreen”), DeepGreen Metals Inc. (“DGM”) and Allseas Group S.A. (“Allseas”) (each is referred to as a “Party” and together as the “Parties”).

RECITALS

A.	Allseas and DeepGreen entered into that certain Pilot Mining Test Agreement dated July 8, 2019 (as amended by Change Order Number 1, by Amendment Number 2 dated February 20, 2020, and again by that certain Third Amendment to Pilot Mining Test Agreement and First Amendment to Strategic Alliance Agreement, dated March 4, 2021 (the “Third Amendment”) and as otherwise amended) (collectively, the “Agreement”).

B.	The Parties wish to further amend the Agreement and SAA as set forth in this Fourth Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Definitions. Capitalized terms used and not defined in this Fourth Amendment have the respective meanings assigned to them in the Third Amendment.

2. Amendments. The Agreement and SAA are hereby amended as follows:

2.1. Clause 2.4.4. The words “Vesting Date” in the Clause 2.4.4. of the Third Amendment are hereby deleted and replaced with the words “Vesting Event”.

2.2. Amendment of Clause 1.1(a) of Annex 2. The words “on June 30, 2021” in Clause 1.1 of Annex 2 as set forth in the Third Amendment are hereby deleted and replaced with “within ten (10) business days of the date of Closing of the Transactions under the BCA”.

2.3. Amendment of Clause 1.1(b) Annex 2 Amendment. Clause 1.1(b) of Annex 2 as set forth in the Third Amendment is hereby deleted in its entirety and replaced with the following:

“1.1 (b) DGM has issued to Allseas that certain Warrant to Purchase Common Shares, dated March 4, 2021 (the “Warrant”). The Warrant is for such number of shares, with such exercise price, term and exercise and other terms as set forth therein.”

2.4. Successful Completion. The words “Success Completion” in Clause 15.3 of the Agreement as set forth in the Third Amendment are hereby deleted and replaced with the words “Successful Completion”.

3. Entire Agreement. This Fourth Amendment shall be read together with the Agreement as a single agreement, and together constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Fourth Amendment. This Fourth Amendment may be executed in multiple originals, each of which shall be considered an original for all purposes and, collectively, shall be considered to constitute this Fourth Amendment. Signatures transmitted by facsimile or in a Portable Document Format (pdf) may be considered an original for all purposes, including, without limitation, the execution of this Fourth Amendment and enforcement of this Fourth Amendment. Where applicable, this Fourth Amendment shall be deemed to amend the SAA. This Fourth Amendment and the attachments hereto shall prevail in case of any conflict with the SAA or the Agreement as amended to date.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO THIRD AMENDMENT TO PILOT MINING TEST AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be effective as of the Closing.

DeepGreen Engineering Pte Ltd

By:	/s/ Gerard Barron
Name: Gerard Barron
Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO PILOT MINING TEST AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be effective as of the Closing.

Allseas Group S.A.

By:	/s/ E.P. Heerema
Name: E.P. Heerema
Title: President

DeepGreen Metals Inc.

By:	/s/ Gerard Barron
Name: Gerard Barron
Title: CEO

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